Exhibit 10.2

Confidential

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AS INDICATED BY [REDACTED] AND SEPARATELY FILED WITH THE COMMISSION.

North American Fleet, Lease & Remarketing Operations	16800 Executive Plaza Dr. Regent Court Bldg., 6N-1A Dearborn, MI 48126
August 11, 2011

To:  Mike Schmidt, Senior Vice President – Fleet Services
       Avis Budget Car Rental, LLC

 Subject: Avis Budget Car Rental 2012 Model Year Program Letter

This Avis Budget Car Rental, LLC 2012 Model Year Program Letter (the "Program Letter") will confirm the agreement reached between Avis Budget Car Rental, LLC ("ABCR"), its affiliates and all entities it controls and Ford Motor Company ("Ford"), (the "Parties"), regarding purchase of Ford vehicles, which include any new and unused passenger cars, vans or trucks bearing the marks "Ford" or "Lincoln" as from time to time are offered for sale by Ford in the United States to Ford Dealers for resale ("Ford Vehicles") for the 2012 Acquisition Year (AY) by ABCR.  "Acquisition Year" ("AY") began on 4/23/2011 with 2012 MY Mustang and extends through June 30, 2012 and includes 2012 MY and 2013 MY Ford Vehicles purchased by ABCR during that time, unless both parties mutually agree to conclude the AY sooner.   Any exceptions to the AY are summarized in Attachment VI "Volume Adjustments" attached hereto and incorporated herein.  Each month ABCR shall prepare and submit to Ford during the last week of the month an updated requested production plan by month, by week for the entire AY.  "Ford Dealer" is defined as an independent entity in the United States authorized by Ford to sell new Ford Vehicles under one or more dealer sales and service agreements.  Ford's program is offered to meet competitive offers and promote the selection of Ford and Lincoln products.

Other than those items specifically identified in this Program Letter, all terms and conditions announced in related communications from Ford to ABCR, Ford's 2012 Model Daily Rental Repurchase Program and Ford's 2012 Model Daily Rental Long Term Risk Program, (the "Program Communications") control.  Terms used in this letter that are defined in such Program Communications shall have the meaning set forth in the Program Communications unless a contrary definition is provided in this Program Letter in which case the definition in this Program Letter shall prevail.

The Parties hereto acknowledge and agree that this Program Letter, and the Program Communications relating to the acquisition by ABCR or its affiliates from Ford, and the repurchase by Ford, of Ford Vehicles, but excluding agreements between Ford and ABCR Licensees, shall constitute a single contract among the Parties for all purposes, including in the event of a bankruptcy filing by any of the Parties.

This Program Letter and all of the enhancements apply to the 2012 Acquisition Year.  This Program Letter contains the entire agreement between Ford and ABCR with respect to the subject matter hereof and supersedes any prior agreements and understanding, written or oral.  This Program Letter may only be changed by writing signed and delivered by the duly authorized representatives of ABCR and Ford.

Like Kind Exchange Notification
Ford is hereby notified that (ABCR) and its subsidiaries, AESOP Leasing L.P. (“AESOP Leasing”), Avis Rent A Car System, LLC (“Avis”) and Budget Rent A Car System, Inc. (“Budget”), have engaged AESOP Exchange Corporation as a qualified intermediary (“QI”) for the purpose of facilitating a like kind exchange program under Section 1031 of the Internal Revenue Code of 1986, as amended.  As such, ABCR, AESOP Leasing, Avis and Budget have assigned to AESOP Exchange Corporation, acting in its capacity as QI, all of their rights, but not their obligations, in any existing manufacturer purchase agreements they may have with Ford

Confidential

for the purchase of replacement Vehicles and/or the repurchase of relinquished Vehicles.  This notification will apply to all future purchases of replacement Vehicles and/or the repurchases of relinquished Vehicles unless specifically excluded in writing.

Purchase Volume
ABCR agrees to purchase for use in or in support of operations at ABCR locations a minimum annual volume of [REDACTED] Ford Vehicles from the Ford Dealers of their choice in the United States ("Minimum Annual Volume").  ABCR agrees this Minimum Annual Volume [REDACTED].  ABCR agrees to order [REDACTED] Ford Vehicles from Ford for production prior to December 15, 2011.  ABCR agrees to purchase Ford Vehicles in the mix outlined on Attachment I “Program Volume” attached hereto and incorporated herein.

In consideration of the obligations undertaken by ABCR, Ford shall cooperate with Ford Dealers with whom ABCR negotiates the purchase of Ford Vehicles (consistent with the sales and service agreements between Ford and Ford Dealers) to make reasonable allocations of Ford Vehicles available for resale to ABCR.  ABCR understands and agrees that production loss attributable to (a) shortage or curtailment of material, labor, transportation, or utility service; (b) any labor or production difficulty; (c) any governmental action; and/or (d) any cause beyond the reasonable control of Ford may affect vehicle volumes and may result in lower volume deliveries and/or delays in deliveries.  In any such event(s), Ford shall notify ABCR in a timely fashion and, if applicable, shall provide ABCR with an estimate as to the times(s) of any delays in such deliveries.

Ford will use commercially reasonable efforts to achieve the agreed mix, and ABCR recognizes that the mix could change and that any such changes to the mix shall be changes determined necessary by Ford to accommodate changes to the Ford Vehicle production plans.  ABCR acknowledges and agrees that from time to time in the past the demand for Ford Vehicles for retail sales in the United States has been at levels that required Ford to limit the allocation of such Vehicles available to fleet buyers such as ABCR.  In the event Ford is unable to deliver the Minimum Annual Volume and to the extent such shortfall/delay is not due to causes beyond Ford's reasonable control as set forth above, Ford will work with ABCR to find a solution mutually acceptable to both parties.

Risk Program
ABCR agrees that of the [REDACTED] Ford Vehicles it purchases during the 2012 Acquisition Year, [REDACTED] will be Ford Risk Vehicles, as outlined on Attachment I “Program Volume”.  [REDACTED]  Vehicle mix and incentives are outlined on Attachment I “Program Volume and on Attachment II "Risk Incentives" attached hereto and incorporated herein.

The following early 2013 MY Vehicles may be offered as part of the 2012 AY: Edge, Explorer,
Taurus, Mustang, MKS, Flex, MKT, and Escape.  [REDACTED]  Incentives have not been determined on these 2013 models and ABCR has the option of ordering [REDACTED].

All Risk Vehicles must be ordered with Fleet Identification Number ("FIN") and option code 56K.  Risk Vehicle incentive payments will be made monthly through the automated competitive allowance payment system.  All Risk Vehicles [REDACTED] with the exception of any equipment changes or reconfigurations that affect the price.

Guaranteed Auction Value ("GAV") Program Description
Ford and ABCR agree that the terms and conditions of the GAV Program shall be the same as the terms and conditions set forth in the 2012 Model Daily Rental Repurchase Program as amended by this Program Letter, except as follows:

a.           All references to "Repurchase" or "Repurchase Program" shall be deleted and replaced by "Guaranteed Auction Value," "GAV" or "Guaranteed Auction Value Program."  The terms "Guaranteed Auction Value" and "GAV" shall have the same meaning and shall be used interchangeably.

b.           The GAV shall be equal to the Repurchase Settlement Amount as defined in the Repurchase Programs and will be paid to ABCR in two separate transactions:  (1) the first payment will consist of Net Auction Proceeds and be paid by the Ford Sponsored Auction to ABCR as directed by ABCR; and (2) the second payment will consist of a GAV Supplement Amount ("GAVSA") to be paid by Ford on the Wednesday of the week following the sale of vehicles at the Ford Sponsored Auction.  The GAVSA shall be determined by

Confidential

calculating the GAV, deducting net auction proceeds and adding the interest reimbursement amount set forth below.

c.           To reimburse ABCR for [REDACTED] held for sale at Ford Sponsored Auctions more than [REDACTED] from Acceptance Date, an [REDACTED] will be included in the GAVSA as follows:

•	[REDACTED] Days [REDACTED]
•	[REDACTED] Days [REDACTED]
•	[REDACTED] Days [REDACTED]

d.	Title to GAV vehicles will remain in the name of ABCR until the auction sale date at which time ABCR will transfer title, or cause title to be transferred, to the purchasing dealer.

e.
On the [REDACTED] day after the Acceptance Date, vehicles not sold at a Ford Sponsored Auction will be repurchased by Ford and Ford will pay ABCR the Repurchase Settlement Amount set forth in the applicable Ford Repurchase Program for such model year.  In addition to the Repurchase Settlement Amount, Ford will also [REDACTED] set forth herein.

f.	Notwithstanding anything to the contrary in the Program Communications, as of the date of this Program Letter, Ford shall be under no obligation to repurchase vehicles except as set forth herein.

g.	Except as specifically amended herein, all other terms and conditions in the 2012 Model Daily Rental Repurchase Program remain in effect.

GAV Program
ABCR agrees that of the [REDACTED] Ford Vehicles it purchases during the 2012 Acquisition Year, [REDACTED] will be subject to the Ford GAV program, as outlined on Attachment I “Program Volume”.  [REDACTED]  Vehicle mix and incentives are outlined on Attachment I "Program Volume and on Attachment II "Risk Incentives" attached hereto and incorporated herein.

As part of the ABCR GAV Program, Ford agrees to enhance the 2012 Model Repurchase Program with the following items described below.  The ABCR Guaranteed Auction Value Program details are outlined on Attachment III "GAV Program Detail” and Attachment IV "GAV Depreciation Rates" attached hereto and incorporated herein.
•	[REDACTED]

•	ABCR GAV volume will be ordered as 100% Days-In-Service Program 56Z (less any HI Vehicles 56G).

The following early 2013 MY Vehicles will be offered as part of the 2012 AY: Edge, Explorer,
Taurus, Mustang, MKS, Flex, MKT, and Escape.  [REDACTED]

[REDACTED] as outlined on Attachment IV “GAV Depreciation Rates” attached hereto and incorporated herein.  This payment will be made through [REDACTED] following the sale date.  [REDACTED] when the Ford Vehicle is returned.

[REDACTED] Agreement
ABCR agrees that so long as it purchases Ford Vehicles that are subject to Ford's GAV Program and/or Ford's Repurchase Program, at Ford's request, ABCR will enter into an [REDACTED] Agreement in which [REDACTED]  Each such agreement will provide that the parties will [REDACTED] in their federal, state and local income tax returns.

Days-In Service Program – Order Code 56Z (Overall Description)
•
The 2012 Days-In-Service Program details are outlined on Attachment III "GAV Program Detail" attached hereto and incorporated herein.  Rates are outlined on Attachment IV "GAV Depreciation Rates".   As detailed in the 2012 Model Daily Rental Repurchase Program (page 8), the Ford Mustang continues to be the only Ford Vehicle that has a surcharge applied to the monthly depreciation rate based on the month of vehicle acceptance.  Once vehicles are delivered order code 56Z is not transferable to other programs.

Confidential

•
As outlined on Attachment IV "GAV Depreciation Rates" attached hereto and incorporated herein, [REDACTED] have been added.  The [REDACTED] which can be claimed within a tier.  If the [REDACTED] the vehicle will be [REDACTED] regardless of days-in-service.

[REDACTED]
•	[REDACTED]
•	[REDACTED]
•	[REDACTED] are set forth on Attachment V [REDACTED] attached hereto and incorporated herein.
•	Any Ford vehicle tendered for sale/repurchase, and rejected for any reason, [REDACTED]
•	Vehicles must be ordered as GAV with order code 56 G or 56 Z.
•	[REDACTED] VINs must be submitted through Ford's fleet website after January 4, 2012.
•	[REDACTED] must be submitted prior to the vehicle exceeding the Maximum-Out-of-Service-Date (MOSD).
•	[REDACTED] submitted prior to the 15th of the month will [REDACTED] at the end of the month; [REDACTED] submitted after the 15th of the month will [REDACTED] at the end of the next month.
•	[REDACTED] that are made in error can be reversed but will be charged [REDACTED] per annum interest from the claim date to the repayment date.

Post Acceptance Chargeback
•	If Ford accepts a returned Ford vehicle, the vehicle will not be subject to future chargeback for undetected issues except for oil sludge and title issues.

[REDACTED]
ABCR and Ford agree that the Minimum Volume represents a significant percentage of the ABCR vehicle rental fleet and that if [REDACTED] it could place a significant burden on ABCR.  If in any [REDACTED] due to circumstances caused by Ford or in Ford's control, Ford agrees to [REDACTED].

Confidentiality
This Program Agreement, or any part of the contents hereof, and all records, statements and matters relating hereto including information obtained or provided shall be treated as confidential and each of the parties shall take or cause to be taken the same degree of care in preventing disclosure of the Confidential Material as it does with its own confidential trade or business information.  Further, except as may otherwise be required by law or by subpoena or civil investigative demand, neither party shall provide the Confidential Material, or any part thereof, to any other person or legal entity, without the prior written consent of the other, which consent shall not be withheld unreasonably. In disclosing the Confidential Material to any person or legal entity, the disclosing party will impose on the receiving party the same degree of confidentially and care that the parties have undertaken in the first sentence of this Section or, in the case of Confidential Material supplied to any person or governmental agency pursuant to subpoena or civil investigative demand, requirement of the Securities and Exchange Commission or similar request, the disclosing party will seek an appropriate protective order or confidential treatment, and will use its best efforts to assure that the receiving party or entity returns all copies of all the Confidential Material that shall have been furnished to it, promptly after the receiving party or entity shall have completed its required analysis or review of such Confidential Material.

Illegality of Agreement
If any provision of this Program Agreement is rendered invalid, illegal or unenforceable by enactment of a statute or a final decision by a court or governmental agency of competent jurisdiction, the validity, legality and enforceability of the remaining provisions shall in no way be affected or impaired.

Michigan Law
This Program Agreement shall in all respects be governed by and be construed in accordance with the laws of the State of Michigan without giving effect to the principles of conflicts of laws thereof.  Any litigation regarding this Program Agreement shall be brought only in the United States District Court in Detroit, Michigan.  The parties irrevocably and unconditionally waive any objection to the laying of venue of any such litigation in that Court, and agree not to plead or claim that such litigation has been brought in an inconvenient forum.    Neither party shall be liable for any special, incidental, consequential or punitive damages caused by or arising out of any performance or non-performance of this Agreement.

Failure to Perform due to Strike, etc Excused

Confidential

Other than as to payment obligations, if the failure of either party to fulfill its obligations within the time periods set forth in this Agreement, arise because of circumstances such as acts of God, acts of government, floods, fires, explosions, accidents, strikes or other labor disturbances, wars, civil insurrection, sabotage, nuclear or environmental disaster or other similar circumstances wholly outside the control of the defaulting Party (collectively, “Force Majeure Event”), then such failure shall be excused hereunder for the duration of such Force Majeure Event.  In the event a Force Majeure Event continues for more than thirty calendar days, or a mutually-recognized significant reduction in air travel occurs, the parties will commence negotiations in an effort to agree on modifications to this Program Agreement permitting both parties to continue without substantial penalty.

Counterparts
This Program Agreement may be executed in counterparts, each of which will be deemed an original, but all of which taken together will constitute one and the same instrument.

Waivers and Extensions
The parties to this Program Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, signed by such party, and specifically refers to this Agreement.  Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred.  Any waiver may be conditional.  No waiver of any breach of any agreement or provision will be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision.  No waiver or extension of time for performance of any obligations or acts will be deemed a waiver or extension of the time for performance of any other obligations or acts.

Notices
Any notice, consent, approval or other communication required or permitted hereunder shall be in writing, shall be transmitted given by registered or certified United States Mail or by express mail courier service, and shall be deemed given when deposited in the mail, postage prepaid and addressed as follows:

Ford Motor Company, Regent Court Building
16800 Executive Plaza Drive
Dearborn, MI  48126
Attention: Rental Manager, Rental, Lease and Remarketing Operations

Recap of 2012 AY Attachments
Attachment I Program Volume
Attachment II Risk Incentives
Attachment III GAV Program Detail
Attachment IV GAV Depreciation Rates
Attachment V [REDACTED]
Attachment VI Volume Adjustments

Please concur by signing below signifying ABCR's acceptance of the 2012 Program Letter.  By executing this Annual Program Letter ABCR certifies that Ford's Fleet Program [REDACTED]

Sincerely, /s/ Susan Kizoff
Susan Kizoff, Rental Manager

Agreed:

Avis Budget Car Rental, LLC

/s/ Mike Schmidt	08/26/2011
Mike Schmidt, Senior Vice-President – Fleet Services	Date

Confidential

Ford Motor Company Concurrence:

/s/ Ken Czubay	08/12/2011
Ken Czubay, V.P. Sales & Marketing	Date

Attachment I
Ford Motor Company / Avis Budget Car Rental
2012 PROGRAM YEAR
PROGRAM VOLUME

VOLUME
	Risk b/	GAV	Total	Memo: Cum Dec. Delivery
Cars
Fiesta	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Focus	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Fusion	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Mustang Conv	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2013 Mustang Conv	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Mustang Coupe	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2013 Mustang Coupe	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Taurus	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2013 Taurus	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKZ	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2013 MKS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Cross Overs
Edge	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2013 Edge	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKX	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Flex	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2013 Flex	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKT	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2013 MKT	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

SUVs
Escape	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2013 Escape	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Explorer	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2013 Explorer	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Expedition	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Navigator	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Ford Trucks
F150 Super Crew	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Econoline Wagon	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Total	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Memo:
% of Total	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2012 MY	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
2013 MY	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Attachment II
Ford Motor Company

2012 Program Year
Avis Budget Car Rental

Risk Incentives a/

Risk Payment Detail (Requires Order Code 56K)

					b/	c/
					National	FIMPS		Total Value
		Series	Option	Rapid	Fleet +	Enhanced	=	Risk
12 Model Year Vehicles & Minimum Specs d/	Volume f/	Code	Code	Series	Incentive	Incentive		Payment

[REDACTED]	[REDACTED]	P4C		300A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]	P4F		300A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]

[REDACTED]	[REDACTED]	P3F	64S	201A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]	P3K	64S	201A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]	P3H		300A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]	P3H	43M	302A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]	P3M		300A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]	P3M	43M	302A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]

[REDACTED]	[REDACTED]	POH		200A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]	POH	99G	200A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]	POJ		300A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]	POJ or POC	99G	300A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]

[REDACTED]	[REDACTED]	P8A		100A	[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]	P2F		300A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]		P2J		300A	[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]	UOD		200A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]	U9D		200A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]	UOE	99G	300A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]	U9E	99G	300A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]	UOE	99G	301A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]	U9E	99G	301A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]

[REDACTED]	[REDACTED]	K3K		300A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]	K4K		300A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]

[REDACTED]	[REDACTED]	K5D		300A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]	K6D		300A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]

[REDACTED]	[REDACTED]	K7D		205A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]	K8D		205A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]

[REDACTED]	[REDACTED]	U1H		200A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]	U1J		200A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]	U1H		201A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]	U1J		201A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]	K1H, K1J,		200 or 201A				[REDACTED]
[REDACTED]

[REDACTED]	[REDACTED]	W1C		507A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]		W1E		507A	[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]		All		All	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]		All		All	[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]	E3B		713A	[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]	L2G		All	[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]	L9D or L9E		100A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]	[REDACTED]	L9D or L9E		101A	[REDACTED]	[REDACTED]		[REDACTED]
[REDACTED]

[REDACTED]	[REDACTED]	J5F		100A	[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]	J6J, J8J		All	[REDACTED]	[REDACTED]		[REDACTED]

[REDACTED]	[REDACTED]	All		All	[REDACTED]	[REDACTED]		[REDACTED]

Total Risk Volume	[REDACTED]

a/ [REDACTED]

b/ [REDACTED]

c/ Incentive is based on minimum specifications. Paid via FIMPs monthly.

d/ 2013 model incentives TBD

e/ Maximum I-4 mix in any one month is [REDACTED]

f/ No changes without mutual agreement

g/ XLT I-4 not to exceed [REDACTED]+B33 total vehicles

Attachment III
Ford Motor Company / Avis Budget Car Rental

2012 Program Year
GAV PROGRAM DETAIL

DAYS-IN-SERVICE PROGRAM DETAILS
			[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

In-Service & Ordering Requirements

	²	Months-In-Service	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

	²	Days in Service	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

	²	GAV Order Code	56Z	56Z	56Z	56G

	²	Tier Distribution (max % per Tier per VL)

		Base Vehicles	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
		Seasonal Vehicles a/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
		Specialty Vehicles	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Volume, Depreciation and Vehicle Lines

	²	Base Depreciation Rates	See Program Summary / Dep Rates

	²	Depreciation Return Surcharge b/	Mustang Only	Mustang Only	Mustang Only	N/A

	²	4th Quarter Production (Cum-Dec) c/	[REDACTED]

Return Restrictions

	²	No Acceptance Dates d/	Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving Thursday & Friday, and 12-22-11 thru 1-02-12

	²	Max OSD 180 Day Extension e/	N/A	N/A	$15/day plus deprec.	$15/day plus deprec.

Mileage

	²	Econoline Wagon / Flex	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

	²	All Other Vehicles	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

	²	Excess Mileage Penalty	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

[REDACTED]

	²	[REDACTED]	[REDACTED]

	²	[REDACTED]	[REDACTED]

Turn In Standards

	²	Shipping Costs	N/A	N/A	N/A	$200

	²	Hawaii f/	N/A	N/A	N/A	10 days

	²	Deductible	$500

	²	Express Sign-Off	$100

	²	All other standards and procedures provided in the 2012 Program Year Daily Rental Repurchase Program Announcement

- - - - -
a/
[REDACTED] is exceeded vehicle will be paid [REDACTED].  For example once [REDACTED] have been returned the next vehicle turned in (regardless of age) will be charged a minimum of [REDACTED] months depreciation.

b/	Mustang return surcharge applies as outlined in 2012 Model Daily Rental Repurchase Program (page 7)

c/	4th quarter production must be prioritized for production no later than December 15, 2011.

d/	Refer to 2012 Model Daily Rental Repurchase Program (page 12) for a complete list of closed Auctions and Ramp dates

e/	To keep vehicles from rejecting, there is a 180 day extension past Max out of Service Date at $15 per day plus normal depreciation - available on [REDACTED].

f/	The out-of-service date for Hawaii vehicles will be the date the vehicle is accepted at the designated marshalling area plus 10-days

Attachment IV
Ford Motor Company / Avis Budget Car Rental
2012 Program Year

GAV DEPRECIATION RATES

2012 GAV a/

		Mthly Depreciation Rates b/				Other
		[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
	MIS	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	c/
Base Vehicles
	% by tier by vehicle line DNE	[REDACTED]	[REDACTED]	[REDACTED]
Fiesta	Fiesta		[REDACTED]	[REDACTED]	[REDACTED]
Focus	Focus	-	[REDACTED]	[REDACTED]	[REDACTED]
Fusion I4	Fusion	-	[REDACTED]	[REDACTED]	[REDACTED]
Mustang Coupe	Mustang Coupe d/	-	[REDACTED]	[REDACTED]	[REDACTED]
Taurus	Taurus	-	[REDACTED]	[REDACTED]	[REDACTED]
Escape	Escape b/	-	[REDACTED]	[REDACTED]	[REDACTED]
MKZ	MKZ	-	[REDACTED]	[REDACTED]	[REDACTED]
MKS	MKS	-	[REDACTED]	[REDACTED]	[REDACTED]
MKX (new)	MKX	-	[REDACTED]	[REDACTED]	[REDACTED]
MKS	MKT	-	[REDACTED]	[REDACTED]	[REDACTED]
Navigator	Navigator	-	[REDACTED]	[REDACTED]	[REDACTED]

Seasonal Vehicles
	% by tier by vehicle line DNE	[REDACTED]	[REDACTED]	[REDACTED]
Mustang Convertible	Mustang Convertible d/	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Edge Limited	Edge	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Flex	Flex	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Explorer (new)	Explorer	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Expedition	Expedition	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

Specialty Vehicles
	% by tier by vehicle line DNE	[REDACTED]	[REDACTED]
F150 Super Crew	F150 Super Crew	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Econoline Van	Econoline Van	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Econoline Wagon	Econoline Wagon	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]

- - - - -

a/ GAV vehicles are price protected to the level in effect at the date of order reciept

b/ Rates apply to 2012 MY and 2013 Early Intro vehicles listed on Attachment I Except 2013 Escape
2013 Escape Rep Rate TBD

c/ [REDACTED]

d/ Subject to additional depreciation charges depending on return acceptance date according to Mustang Return Surcharge. See 2012 Rental Repurchase Program.

Attachment V
Ford Motor Company / Avis Budget Car Rental

2012 Program Year
[REDACTED] a/

12 MY Eligible Vehicles b/	[REDACTED] c/
	Spec A	Model	Spec B	Model
Cars
Fiesta	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Focus	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Fusion	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Mustang Coupe	[REDACTED]	[REDACTED]
Mustang Convertible	[REDACTED]	[REDACTED]
Taurus	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKZ	[REDACTED]	[REDACTED]
MKS	[REDACTED]	[REDACTED]

CROSS OVERS

Edge	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKX	[REDACTED]	[REDACTED]
Flex	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
MKT	[REDACTED]	[REDACTED]

SUV's
Escape	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
Explorer	[REDACTED]	[REDACTED]
Expedition & Expedition EL	[REDACTED]	[REDACTED]
Navigator & Navigator L	[REDACTED]	[REDACTED]

TRUCKS

F-Series Super Crew	[REDACTED]	[REDACTED]
E-Series -- Wagon d/	[REDACTED]	[REDACTED]
E-Series -- Van	[REDACTED]	[REDACTED]

a/	Vehicle must be an eligible GAV vehicle for [REDACTED]. If payment is made the vehicle is ineligible for future GAV return.

b/	Vehicle is ineligible for [REDACTED] after MOSD
[REDACTED] of any one vehicle line

c/	[REDACTED] apply to 2012 MY in the 12 PY; 2013 [REDACTED] are TBD

d/	[REDACTED]

Attachment VI
Ford Motor Company

2012 Program Year
Avis Budget Car Rental

VOLUME ADJUSTMENTS

		A/	B/		ADJUSTMENTS					C/
		Start Date	12's not in							TOTAL
FULL PROGRAM YEAR		Corporate*	weekly rpt	Base						VOLUME
					D/	E/	F/	G/	H/
CARS

FIESTA		[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
FOCUS	1/	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
FUSION	2/	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
MUSTANG COUPE		[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
MUSTANG CONV.		[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
TAURUS		[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
MKZ		[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
MKS		[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]

CROSSOVERS

EDGE		[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
MKX		[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
FLEX	2/	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
MKT		[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]

SUVS & TRUCKS

ESCAPE	2/	[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
EXPLORER		[REDACTED]	[REDACTED]	[REDACTED]						[REDACTED]
EXPEDITION				[REDACTED]						[REDACTED]
NAVIGATOR				[REDACTED]						[REDACTED]
F-SERIES				[REDACTED]						[REDACTED]
ECONOLINE WAGON				[REDACTED]						[REDACTED]

Grand Total			[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]	[REDACTED]
NOTES:
A/ All 2012 models are included from job 1 unless noted by start date
B/ Volume to add to Ford Weekly reports (ordered prior to 7/1/11)
C/ [REDACTED] not included

1/    [REDACTED] ordered prior to July 1 will be paid in the 2011 PY CPA with 11 PY Incentives which will result in an over-payment to ABCR in the amount of [REDACTED] which ABCR will need to manually repay to Ford.

2/ [REDACTED] ordered prior to July 1 will be paid in the 2011 PY CPA with 12 PY Incentives.